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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in the Registration Statements on Forms S-8 (No. 333-71649 and No. 333-95379) of Cidco Incorporated of our report dated March 27, 2001 relating to the financial statements and financial statement schedule which appear in this Form 10-K.



/s/
PricewaterhouseCoopers LLP
San Jose, California
April 2, 2001